Exhibit 8.1

SULLIVAN & CROMWELL

NEW YORK TELEPHONE: (212) 558-4000
  TELEX: 62694 (INTERNATIONAL)
       127816 (DOMESTIC)                 125 Broad Street, New York 10004-2498
 CABLE ADDRESS: LADYCOURT, NEW YORK                  -------------
   FACSIMILE: (212) 558-3588                 1701 PENNSYLVANIA AVE., N.W.,
                                              WASHINGTON, D.C. 20006-5605
                                               444 SOUTH FLOWER STREET,
                                                LOS ANGELES 90071-2901
                                             8, PLACE VENDOME, 75001 PARIS
                                          ST. OLAVE'S HOUSE, 9A IRONMONGER LANE,
                                                    LONDON EC2V 8EY
                                            101 COLLINS STREET, MELBOURNE 3000
                                           2-1, MARUNOUCHI I-CHOME, CHIYODA-KU,
                                                        TOKYO 100
                                          NINE QUEEN'S ROAD, CENTRAL, HONG KONG
                                            OBERLINDAU 54-56, 60323 FRANKFURT
                                                         AM MAIN

                                                                January 20, 1998



One Valley Bancorp, Inc.,
  Summers and Lee Streets,
     P.O. Box 1793,
        Charleston, West Virginia 25326.

Dear Sirs:

     We have acted as tax counsel to One Valley Bancorp, Inc. ("One Valley") in connection with the Registration Statement on Form S-4 of One Valley filed with the Securities and Exchange Commission on January 21, 1998 (the "Registration Statement") and hereby confirm to you our opinion as set forth under the heading "Certain Federal Income Tax Consequences" in the Prospectus included in the Registration Statement.

     We hereby consent to the filing with the Securities and Exchange Commission of this letter as an exhibit to the Registration Statement and the reference to us under the heading "Certain Federal Income Tax Consequences". In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                   Very truly yours,

                                                   /s/ Sullivan & Cromwell

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